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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                         ------------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

                         ------------------------------

      Date of Report (Date of earliest event reported): December 19, 2006

                             SLADE'S FERRY BANCORP.
             (Exact name of registrant as specified in its charter)

        Massachusetts                   000-23904                04-3061936
(State or other jurisdiction           (Commission             (IRS Employer
      of incorporation)               File Number)          Identification No.)

      100 Slade's Ferry Avenue, PO Box 390, Somerset, Massachusetts 02726
              (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code: (508) 675-2121

                                 Not Applicable
         (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
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Item 1.01    Entry Into a Material Definitive Agreement

      On December 19, 2006, the Board of Directors of Slade's Ferry Trust Company (the "Board"), the wholly-owned subsidiary of the Registrant, authorized the amendment of individual agreements with non-employee directors under the Directors' Supplemental Retirement Program in order to provide for payment of the amounts owed under such program to those directors who serve until December 31, 2006 with payment of the amounts owed to be made on January 15, 2007 in a lump sum. This payment and termination is structured to comply with section 409A of the Internal Revenue Code of 1986 and regulations or other guidance of the Internal Revenue Service published thereunder (collectively, "Section 409A").

      A form of the amendment to be entered into with non-employee directors other than Directors Francis A. Macomber and Melvyn A. Holland is filed as
Exhibit 10.12. A form of the amendment to be entered into with Directors Macomber and Holland is filed herewith as Exhibit 10.13.

Item 9.01    Financial Statements and Exhibits.

      (d)    Exhibits

      10.12 Form of Amendment to Directors' Supplemental Retirement Program for non-employee directors.

      10.13 Form of Amendment to Directors' Supplemental Retirement Program for Francis A. Macomber and Melvyn A. Holland.
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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                              SLADES FERRY BANCORP
                                              --------------------
                                              (Registrant)


                                      By:     /s/ Deborah A. McLaughlin
                                              ---------------------------------
                                      Name:   Deborah A. McLaughlin
                                      Title:  Executive Vice President and Chief
                                              Financial Officer/Chief Operations
                                              Officer

Date:  December 22, 2006